UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) - March 17, 2005

IMCOR PHARMACEUTICAL CO.

(Exact name as specified in its charter)

NEVADA	0-23553	62-1742885
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6175 Lusk Boulevard
San Diego, CA	92101
(Address of principal executive offices)	(Zip Code)

(858) 410-5601

(Registrants' telephone number, including area code)

(Former name or former address, if changed since last report)

Item 8.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

As reported in the IMCOR Pharmaceutical Co. (the “Company”) Form 8-K filed on January 24, 2005, Moss Adams LLP advised the Company that they would not to stand for re-election as the Company’s independent public accountants for the 2005 fiscal year. After conducting a search for a replacement, on March 17, 2005 the Company engaged Peterson & Co., LLP as its independent public accountants for the 2005 fiscal year, beginning with the three month period ended March 31, 2005. Moss Adams LLP has not yet completed its audit of the December 31, 2004 financial statements and the Company has not yet filed its Form 10-KSB for the 2004 fiscal year.

Prior to engaging Peterson & Co., LLP the Company did not consult Peterson & Co., LLP regarding the items listed in Item 304(a)(2) of Regulation S-B.

A copy of the Company’s press release announcing the engagement of Peterson & Co., LLP is attached hereto as Exhibit 99.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit 99	Press Release.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed by the undersigned hereunto duly authorized.

IMCOR PHARMACEUTICAL CO.

Dated: March 21, 2005	By:	/s/ Taffy J. Williams
Taffy J. Williams, Ph.D.
President and Chief Executive Officer